SUPPLEMENT DATED DECEMBER 7, 2009
TO

PROSPECTUS DATED MAY 1, 2001
FOR COMPASS 2 NY

AND PROSPECTUS DATED MAY 1, 2003
FOR COMPASS 3 NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT B

On November 23, 2009, shareholders approved the merger of the following portfolio of the MFS Variable Insurance Trust II after the close of business on December 4, 2009:

MFS Capital Appreciation Portfolio	merged with and into	MFS Massachusetts Investors Growth Stock Portfolio

MFS Capital Appreciation Portfolio is no longer available for investment and all references to the portfolio are hereby deleted from each of the prospectuses listed above.

Please retain this supplement with your Prospectus for future reference.

Compass 2, Compass 3 (NY) post-merger                                                                                                                                          12/09